Exhibit 10.1
Execution Version

THIRD AMENDMENT TO
MASTER INVESTMENT AGREEMENT

This THIRD AMENDMENT TO MASTER INVESTMENT AGREEMENT (this “Agreement”) is made and entered into as of June 5, 2017 (the “Effective Date”), by and among (i) MEDLEY, LLC, a Delaware limited liability company (“Medley”), (ii) MEDLEY SEED FUNDING I LLC, a Delaware limited liability company (“MSF I”), (iii) MEDLEY SEED FUNDING II LLC, a Delaware limited liability company (“MSF II”), (iv) MEDLEY SEED FUNDING III LLC, a Delaware limited liability company (“MSF III”), (v) DB MED INVESTOR I LLC, a Delaware limited liability company (“DMI I”), and (vi) DB MED INVESTOR II LLC, a Delaware limited liability company (“DMI II” and together with DMI I, the “Fortress Investors”).

W I T N E S S E T H:

WHEREAS, Medley, MSF I, MSF II, MSF III, DMI I and DMI II (each a “Party” and sometimes collectively, the “Parties”) are party to that certain Master Investment Agreement, dated as of June 3, 2016, (as amended by the First Amendment, the Second Amendment, this Agreement and as further amended and restated, supplemented and otherwise modified from time to time, the “MIA”), pursuant to which Medley and the Fortress Investors agreed, subject to the terms and conditions thereof, to make certain capital contributions to MSF I and MSF II; and

WHEREAS, the Parties entered into that certain Consent and Amendment to Master Investment Agreement, dated as of November 3, 2016 (the “First Amendment”); and

WHEREAS, the Parties entered into that certain Second Amendment to the Master Investment Agreement, dated as of March 28, 2017 (the “Second Amendment”); and

WHEREAS, on or about May 23, 2017, Medley made a Capital Contribution to MSF I in the amount of $4,100,000 (the “May Medley Contribution”); and

WHEREAS, on May 23, 2017, Medley issued a Drawdown Notice to DMI I calling for a $8,000,000 Capital Contribution to be made to MSF I no later than June 6, 2017 (the “Pending DMI I Contribution”); and

WHEREAS, in connection with the May Medley Contribution and the Pending DMI I Contribution, the Parties desire to amend the MIA to provide for the revised and additional terms and conditions set forth in the Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Third Amendment to MIA

1.Definitions. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the MIA.

2.Amendments to MIA. Subject to the terms and conditions set forth herein and in reliance upon the representations, warranties, agreements and covenants of the Parties set forth herein:
(a)    Section 3.2(a) of the MIA is hereby amended by deleting the existing clause (a) thereof in its entirety and inserting in lieu thereof the following:
“(a)    Medley shall have the right to call for DMI I to make one or more additional Capital Contributions into MSF I or MSF II at any time during the period commencing on August 1, 2016 and ending on March 31, 2018 (the “Investment Period”).”
(b)    Section 3.2(d) of the MIA is hereby amended by striking the reference to “seventh (7th) anniversary of the Closing Date” and replacing it with “tenth (10th) anniversary of the Closing Date.”
(c)    Section 5.2(b) of the MIA is hereby amended by striking the reference to “seventh (7th) anniversary of the Closing Date” in the first sentence of such section and replacing it with “tenth (10th) anniversary of the Closing Date.”
(d)    Section 5.3(a) of the MIA is hereby amended by striking the reference to “seventh (7th) anniversary of the Closing Date” in the first sentence of such section and replacing it with “tenth (10th) anniversary of the Closing Date.”
3.    Other Acknowledgements, Agreements and Waivers of the Parties.
(a)    The Parties acknowledge and agree that only a portion of the May Medley Contribution equal to $2,000,000 shall be deemed an Additional Medley Investment for purposes of Section 3.2(b)(v) of the MIA. Such amount shall be referred to hereunder as the “May Additional Medley Investment Amount.” The remaining $2,100,000 balance of the $4,100,000 May Medley Contribution shall be referred to as the “May Surplus Medley Capital Contribution.”
(b)    In connection with the Pending DMI I Contribution, the Fortress Investors acknowledge and agree that the May Additional Medley Investment Amount satisfies Medley’s obligations under Section 3.2(b)(v) under the MIA to make an additional Capital Contribution to MSF I equal to at least 25% of the amount of the Pending DMI I Contribution.
(c)    Medley agrees that Medley shall make an additional Capital Contribution to MSF I equal to $1,695,000 (the “Pending Medley Contribution”) on or prior to the Drawdown Date for the Pending DMI I Contribution.
(d)    The Parties further acknowledge and agree that neither the Pending Medley Contribution nor the May Surplus Medley Capital Contribution will be treated as an Additional Medley Investment for purposes of Section 3.2(b)(v) of the MIA, and that such Capital Contributions will not count towards the computation of the $7,000,000 maximum Additional Medley Investment amount set forth in such section or the $10,000,000 maximum aggregate Medley Capital Contributions set forth in such Section.

Third Amendment to MIA

(e)    For the avoidance of doubt, for each Capital Contribution by DMI I to either SPV after the Pending DMI I Contribution, Medley shall be required to continue to make an additional Capital Contribution to MSF I or MSF II, as applicable, equal to at least 25% of the amount of each such Capital Contribution by DMI I, subject to the caps set forth in Section 3.2(b)(v).
(f)    The Parties acknowledge and agree that the term “Master Investment Agreement” as used in each SPV LLC Agreement shall be deemed to refer to the MIA, as the same may be amended, restated, supplemented and otherwise modified from time to time.
4.    Representations, Warranties, Covenants and Acknowledgements. To induce the Parties to enter into this Agreement:

(a)    Each Party hereby represents and warrants that (i) it has the power and is duly authorized to enter into, deliver and perform this Agreement, and (iv) this Agreement is the legal, valid and binding obligations of such Party enforceable against such Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, examinership, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(b)    Each Party hereby reaffirms each of the agreements, covenants and undertakings applicable to such Party and set forth in the MIA (as modified hereby).

(c)    Medley hereby represents and warrants that, to the best of its knowledge based upon information provided to it by the prime broker holding the MCC Stock on behalf of MSF I, the number of shares of MCC Stock held by MSF I as of June 1, 2017 was 4,558,099.
(d)    The Parties agree that, after giving effect to the May Medley Contribution, the Pending DMI I Contribution and the Pending Medley Contribution (each as contemplated by this Agreement), the Parties’ respective aggregate Capital Contributions made to MSF I and MSF II and the Parties’ respective remaining capital commitments available to be drawn down pursuant to Sections 3.2 and 3.3 of the Agreement, shall be as follows (which information shall supersede the same information in the Drawdown Notice for the Pending DMI I Contribution):

	Fortress Investors	Medley
Aggregate Capital Contributions to MSF I	$30,000,000	$11,295,000
Aggregate Capital Contributions to MSF II	$1,600,000	$400,000
Remaining Capital Available to be Drawn	$8,400,000	$2,100,000

5.    Effect of this Agreement. Except as expressly modified hereby, the MIA and the SPV LLC Agreements shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Parties, except as may be limited by bankruptcy, insolvency, reorganization, examinership, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

Third Amendment to MIA

6.    Miscellaneous. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts (any of which may be delivered via facsimile or electronic mail in portable document format), each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. The exchange of copies of this Agreement and of signature pages hereto by facsimile or electronic mail in portable document format shall constitute effective execution and delivery of this Agreement and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or electronic mail in portable document format shall be deemed to be the parties’ original signatures for all purposes. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to agreements made and to be performed within such State. Each of the parties hereto accepts the exclusive jurisdiction of any state or federal court of competent jurisdiction in the Borough of Manhattan of the City of New York for any judicial proceeding arising under or relating to this Agreement, to the full extent set forth in Section 11.2 of the MIA. Each of the parties hereto hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising under this Agreement, to the full extent set forth in Section 11.2 of the MIA. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof, except the agreements embodied in the MIA and the SPV LLC Agreements (as modified hereby).

[Remainder of Page Intentionally Blank]

Third Amendment to MIA

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their respective duly authorized representatives as of the Effective Date.

MEDLEY LLC

By:	/s/ Richard T. Allorto, Jr.
Name:	Richard T. Allorto, Jr.
Title:	Chief Financial Officer

MEDLEY SEED FUNDING I LLC

By:	/s/ Richard T. Allorto, Jr.
Name:	Richard T. Allorto, Jr.
Title:	Chief Financial Officer

MEDLEY SEED FUNDING II LLC

By:	/s/ Richard T. Allorto, Jr.
Name:	Richard T. Allorto, Jr.
Title:	Chief Financial Officer

MEDLEY SEED FUNDING III LLC

By:	/s/ Richard T. Allorto, Jr.
Name:	Richard T. Allorto, Jr.
Title:	Chief Financial Officer

Third Amendment to MIA

DB MED INVESTOR I LLC

By:	/s/ CONSTANTINE M. DAKOLIAS
Name:	Constantine M. Dakolias
Title:	President

DB MED INVESTOR II LLC

By:	/s/ CONSTANTINE M. DAKOLIAS
Name:	Constantine M. Dakolias
Title:	President

Third Amendment to MIA